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                                                                    Exhibit 10.6

                          REVOLVING LINE OF CREDIT NOTE

$1,500,000.00                                           January 13, 2000
                                                        Worcester, Massachusetts


      FOR VALUE RECEIVED, INTRINSIX CORP., a Massachusetts corporation having its principal place of business at 33 Lyman Street, Westborough, Massachusetts 01581 (the "Borrower") promises to pay to BANKBOSTON, N.A., a national bank having an office at 100 Front Street, Worcester, Massachusetts 01608 (the "Lender"), or order, at the Lender's place of business, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), or so much as may have been advanced to the Borrower and remains unpaid, in lawful money of the United States of America in immediately available funds, with interest on the unpaid balance hereof at the rates and in the manner hereafter provided.

      The unpaid principal of this Note from time to time outstanding shall bear interest, payable monthly in arrears, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at a fluctuating annual rate equal to the "Base Rate" plus one-half percent (0.50%). "Base Rate" means the annual rate of interest announced from time to time by the Lender at its head office as its Base Rate. Any change in the interest rate will become effective without notice simultaneously with each change by the Lender in its Base Rate. The Base Rate is a reference rate established by the Lender and does not necessarily represent the lowest or best rate being charged to any customer.

      Interest shall be payable monthly in arrears, the first such payment of interest to be due and payable on February 29, 2000 and thereafter on the last day of each succeeding month. The entire indebtedness evidenced by this Note is payable immediately upon the occurrence of an Event of Default and in any event no later than May 31, 2001.

      The Borrower may borrow, repay (without penalty), and reborrow, the principal hereunder from time to time in accordance with the terms of that certain Loan and Security Agreement between the Borrower and the Lender of even date herewith (the "Agreement"), provided that the outstanding principal balance hereunder shall not exceed the Borrowing Base, as defined in the Agreement. The proceeds of this Note will be disbursed, if at all, from time to time as set forth in the Agreement. No advances will be made hereunder after the earlier to occur of (i) May 31, 2001 or (ii) an Event of Default.

      To the extent that any payment is due on a day which is not a Business Day, an adjustment will be made in accordance with the Modified Following Business Day Convention so that the due date will be the first following Business Day. A "Business Day" means a day on which commercial banks settle payments in New York.

      Each payment made hereunder shall be applied first to interest then due on the unpaid balance of principal and then to principal. If the entire amount of any required principal and/or interest payment is not paid in full within ten
(10) days after the same is due, the Borrower shall


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pay to the Lender a late fee equal to five percent (5.00%) of the required payment, excluding sums due after demand or upon acceleration.

      This Note is issued pursuant to the Agreement and is subject to all of the terms and conditions contained in the Agreement. A default or an Event of Default under the Agreement shall also constitute an Event of Default hereunder. At its option, and at any time, after an Event of Default has occurred under the Agreement or this Note, the Lender may declare all obligations of the Borrower to the Lender, including without limitation all amounts hereunder, due and payable as provided herein without further action of any kind, including without notice, demand or presentment.

      Upon default, after demand, after maturity, after judgment has been rendered on this Note, or upon the occurrence of an Event of Default, the unpaid principal of all advances shall, at the option of the Lender, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable.

      Any deposits or other sums at any time credited by or due from the Lender to the Borrower, any endorser or guarantor hereof, may at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of any such maker to the holder. The Lender may apply or set-off such deposits or other sums against such liabilities at any time.

      The Borrower and any guarantor hereby grant to the Lender, a lien, security interest and right of setoff as security for this Note, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender. At any time, without demand or notice, the Lender may set off the same or any part thereof and apply the same to any of the Obligations (as defined in the Agreement), even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER AND ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

      The Borrower, guarantors, endorsers or other persons now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, severally agree, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and consent, on one or more occasions, without notice of further assent (a) to the substitution, exchange or release of the collateral securing this Note or any part thereof at any time, (b) to the acceptance or release by the holder or holders hereof at any time of any additional collateral or security for or other guarantors of this Note, (c) to the modification or amendment, at any time and from time to time, of this Note, the Agreement or any instrument securing this Note at the request of any person liable thereon, (d) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, the


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Agreement or any other instrument securing this Note, at the request of any person liable thereon, and (e) to any and all forbearances and indulgences whatsoever. Such consent shall not alter or diminish the liability of any person.

      The Borrower agrees to pay all reasonable expenses or costs, including attorneys' fees and costs of collection, which may be incurred by the holder hereof in connection with the enforcement of any obligations hereunder or representation with respect to bankruptcy or insolvency proceedings.

      Upon receipt of an affidavit of any officer of the Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note or other security document, the Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

      The Lender may at any time pledge or assign all or any portion of the Lender's rights under this Note and the other loan documents to a Federal Reserve Bank, provided, however, that no such pledge or assignment shall release the Lender from the Lender's obligations hereunder or any other loan document.

      The obligations of the Borrower hereunder are secured by all assets of the Borrower as set forth in the Agreement.

      THE LENDER (BY ITS ACCEPTANCE HEREOF) AND THE BORROWER AGREE THAT THEY, INCLUDING ANY ASSIGNEE OR SUCCESSOR OF THEM, SHALL NOT SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THEM. THE LENDER AND THE BORROWER SHALL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE BORROWER AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. THE LENDER AND THE BORROWER AGREE THAT THE PROVISIONS OF THIS PARAGRAPH WILL BE FULLY ENFORCED IN ALL INSTANCES.

      Executed as a sealed instrument as of the 13th day of January, 2000.

                                         INTRINSIX CORP.


      /s/ James P. Quitadamo             By:   /s/ Jim Gobes
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Witness                                        James Gobes, President



      /s/ James P. Quitadamo             By:   /s/ Brian Meeks
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Witness                                        Brian Meeks, Treasurer



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